UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number        811-4915

                          DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)                 (Zip code)

Alan M. Meder	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments follows.

     Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (the Fund) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund distributed more than its income and capital gains during the year 2012; therefore, a portion of the distribution was a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2014, you will receive a Form 1099-DIV for the calendar year 2013 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund”. The tax characterization of the Fund’s distributions for the last 5 years can also be found on the website under the Tax Information tab.

May 9, 2013

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the first quarter of 2013. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.69% of the March 28, 2013, closing price of $10.14 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

     As you recall, the fourth quarter of last year was a challenging time period in the market. Volatility and uncertainty impacted dividend-paying stocks, including those of many utility companies, due to concerns about the potential for a significant increase in tax rates on dividends. However, the worst case fears proved unfounded, and a strong recovery in utility performance took place in the first quarter of 2013.

     Your Fund had a total return (income plus change in market price) of 9.3% for the quarter ended March 31, 2013, which was somewhat less than the 10.4% total return of the composite of the S&P Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index—a stock-only index—had a total return of 13.0%.

     On a longer-term basis, as of March 31, 2013, your Fund had a five-year annualized total return of 7.7%, which is higher than the 6.6% return of the composite of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had an annualized total return during that period of 5.0%. It is important to note that the composite and index returns referred to in this letter include no fees or expenses, whereas the Fund’s returns are net of expenses.

The table below compares the performance of your Fund to various market benchmarks.

Total Return[1]
For the Period Ending March 31, 2013

			Three Years	Five Years
	2013 Q1	One Year	Annualized	Annualized
DNP Select Income Fund Inc.[2]
Market Value	9.3%	8.8%	11.8%	7.7%
Net Asset Value	13.3%	23.1%	20.5%	11.5%
Composite Index[3]	10.4%	14.8%	13.4%	6.6%
S&P 500 Utilities Index[3]	13.0%	16.4%	14.5%	5.0%
Barclays U.S. Utility Bond Index[3]	0.0%	7.6%	9.2%	9.2%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Source: Administrator of the Fund. Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on NAV uses the same methodology, but with use of NAV for beginning, ending and reinvestment values.
[3]	The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Barclays U.S. Utility Bond Index were obtained from Bloomberg LLP.
1

     Board of Directors Meeting: At the regular May 2013 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	June 28	July 10
6.5	July 31	August 12
6.5	August 30	September 10

     Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on May 9, 2013, at 200 South Wacker Street, Chicago, Illinois. At that meeting, holders of the Fund’s common stock reelected Phillip R. McLoughlin and Nathan I. Partain as directors for terms expiring in 2016. Holders of the Fund’s preferred stock reelected Robert J. Genetski as director for a term expiring in 2016.

     Fear, Uncertainty, and Doubt: The eastern Mediterranean island of Cyprus has an area of about 3,500 square miles and a population slightly over one million, both of which are reasonably comparable to our 45th largest state, Delaware. Cypriots grow citrus, vegetables and olives, and the main industry is tourism – unless you count banking. The deposits of Cypriot banks, approximately $120 billion, were six times larger than the country’s gross domestic product. High interest rates and fairly unrestricted and unregulated bank access attracted foreign capital over the years, and the island nation gained the reputation of being a tax haven and a center for money laundering.

     Unfortunately for the citizens of Cyprus, the worldwide financial crisis and poor banking management decimated the capital of the largest Cypriot banks. The banks had a high level of lending to neighboring Greece and had made large investments in Greek government bonds. As the Greek economy and financial system began to collapse, holders of Greek government bonds were forced to take a 30% write-off on their investments as part of the negotiated Greek bail-out. Cyprus could not print money to support its bank losses, as the United States has done, because it is part of the Eurozone, and the sheer size of the banking system meant the government did not have enough resources to save the banks.

     So, it became Cyprus’ turn to seek a bailout, asking for help from the European Commission (EC), the International Monetary Fund (IMF) and the European Central Bank (ECB) (or the “Troika” as those three entities are collectively called). However, the Troika, looking for a way to fund a portion of the bailout, nearly created a massive run on the banks elsewhere in Europe with a proposed levy on Cypriot bank deposits. All bank accounts would have been assessed a levy of between 6.75% and 9.9% depending on the size of the account. The bank levy could just as well have been labeled a tax, or even a confiscation of funds. Ultimately, Cyprus’ Parliament, after rejecting the initial bank levy proposal, passed a modified levy which exempted small depositors and targeted big depositors. Accounts over one hundred thousand Euros will have about 40% of their deposits converted into the banks’ stocks, whose future value is unknown.

     The Troika’s action created fear across Europe. Bank runs are caused by fear. In this case, the fear was that if confiscation could happen in Cyprus, it just might happen in Italy, Spain, Greece, Ireland or elsewhere. Once the Troika realized the gravity of the contemplated action, it attempted to calm fears by promising that the levy approach was unique to Cyprus and would not be repeated anywhere else in the Eurozone, but that announcement only created further uncertainty. Additionally, doubt was created about the value of the Euro because capital controls, which are prohibited in the European Union but implemented in Cyprus anyway, caused a Euro in a Cyprus bank to have a different value than a Euro held in a bank anywhere else in the Eurozone.

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     The Troika’s action also raised doubts about the strength and stability of the global banking system. The three Cyprus banks at the center of the crisis had all passed ECB stress tests within a year of their technical failure. How much trust should be placed in bank stress tests if the tests declare the banking system sound the year before they fail, and after Europe was supposedly healing economically and out of the worst depths of the crisis? The Federal Reserve also runs stress tests on banks in the United States, but has also established “too-big-to-fail” safeguards, and, in addition, U.S. bank regulators are implementing capital concentrated exposure standards.

     World and local events continue to occur that have the potential to affect financial markets. So far, our domestic capital markets have digested these events quite nicely, whether it is the latest nuclear saber rattling from North Korea’s young leader, the smoldering powder keg in the Middle East, the terrorist bombing in Boston, slow domestic growth, elevated unemployment, or fiscal imbalance.

     So how can the stock markets and your Fund perform so well with all the doom and gloom? Part of the explanation is that we are experiencing the migration of capital to markets and securities that show the greatest stability, safety and defensiveness, which are in the United States. Further, there is ongoing demand within the United States from investors seeking the higher income that some of the defensive sectors offer.

     We do not know how long the relative attractiveness of defensive sectors of the U.S. equity markets may benefit from capital flows driven by safety and low yields on alternative investments. We also do not know what the effect might be should the flows moderate. What we do know is that the Federal Reserve has indicated that its “highly accommodative monetary policy will likely remain appropriate for a considerable time”, and that the IMF has ratcheted down its forecast for 2013 global economic growth. We also know that, historically, dividend yield has provided a significant part of the total return of the equity markets.

     About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industry. Under normal market conditions, more than 65% of the Fund’s total assets are invested in a diversified portfolio of equity and fixed income securities of companies of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

     The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities and Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve–month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in May 2013, and retains an independent consultant to review the plan annually in February. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of March 31, 2013 the Fund’s leverage consisted of $138.2 million of Remarketed Preferred Stock (RP) and $861.8 million of debt. On that date the total amount of leverage represented approximately 28% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term

3

expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A prolonged period of low longer-term interest rates and the resultant modest reinvestment opportunities for the fixed income portion of the portfolio could adversely affect the income provided from leverage. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service: The Fund has a distribution reinvestment plan available as a benefit to all registered common shareholders and also offers direct deposit service through electronic funds transfer to all registered common shareholders currently receiving a monthly distribution check. These services are offered through Computershare. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact Computershare (1.877.381.2537 or www.computershare.com/investor). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and
Chief Executive Officer

4

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
March 31, 2013
(UNAUDITED)

COMMON STOCKS & MLP INTERESTS—111.5%

		Value
Shares	Description	(Note 1)

	■ ELECTRIC, GAS AND WATER—83.0%
44,205	Allete, Inc.	$2,166,929
1,500,000	Alliant Energy
	Corp.(a)(b)	75,270,000
1,000,000	American Water
	Works Co.	41,440,000
2,500,000	CMS Energy Corp.(a)(b)	69,850,000
3,071,300	CenterPoint
	Energy Inc.(a)(b)	73,588,348
640,000	DTE Energy Co.(a)	43,737,600
1,400,000	Dominion Resources,
	Inc.(a)(b)	81,452,000
1,600,000	Enbridge Inc.
	(Canada)(a)(b)	74,464,000
850,000	Entergy Corp.(a)(b)	53,754,000
1,000,000	Exelon Corp.(a)(b)	34,480,000
1,185,000	FirstEnergy Corp.(a)(b)	50,007,000
500,000	Great Plains Energy
	Inc.(a)	11,595,000
1,500,000	Kinder Morgan Inc.(a)(b)	58,020,000
188,673	National Grid PLC ADR
	(United Kingdom)	10,944,921
4,796,214	National Grid PLC
	(United Kingdom)	55,713,531
1,000,000	NextEra Energy, Inc.(a)(b) .	77,680,000
2,000,000	NiSource Inc.(a)(b)	58,680,000
2,000,000	Northeast Utilities
	Inc.(a)(b)	86,920,000
800,000	Northwest Natural
	Gas Co.(a)(b)	35,056,000
3,000,000	NV Energy, Inc.	60,090,000
1,500,000	PPL Corp.(a)	46,965,000
2,000,000	Pepco Holdings Inc.(a)	42,800,000
1,000,000	Piedmont Natural
	Gas Co.	32,880,000
1,500,000	Pinnacle West Capital
	Corp.(a)(b)	86,835,000
1,800,000	Public Service Enterprise
	Group Inc.(a)	61,812,000
1,900,000	Questar Corp.(a)	46,227,000
1,000,000	Sempra Energy(a)	79,940,000
1,500,000	Southern Co.(a)(b)	70,380,000
1,915,000	Spectra Energy Corp.(a)	58,886,250

		Value
Shares	Description	(Note 1)
3,000,000	TECO Energy Inc.(a)(b)	$53,460,000
1,000,000	TransCanada Corp.
	(Canada)(a)	47,890,000
1,200,000	UNS Energy Corp.(a)	58,728,000
1,500,000	Vectren Corp.(a)(b)	53,130,000
1,000,000	WGL Holdings Inc.	44,100,000
2,000,000	Westar Energy Inc.(a)	66,360,000
1,650,000	The Williams Companies,
	Inc.(a)	61,809,000
2,700,000	Xcel Energy Inc.(a)(b)	80,190,000
		2,047,301,579
	■ OIL & GAS STORAGE AND TRANSPORTATION—13.3%
423,800	Access Midstream
	Partners LP	17,108,806
272,000	Atlas Pipeline
	Partners LP	9,405,760
203,000	DCP Midstream
	Partners LP	9,461,830
559,000	El Paso Pipeline
	Partners LP	24,517,740
684,000	Enbridge Energy
	Partners LP	20,615,760
348,000	Energy Transfer
	Partners LP	20,351,040
383,000	Enterprise Products
	Partners LP	23,091,070
316,000	EQT Midstream
	Partners LP	12,260,800
282,000	Genesis Energy LP	13,598,040
242,000	Kinder Morgan Energy
	Partners LP	21,724,340
228,000	Linn Energy LLC	8,641,200
470,090	Magellan Midstream
	Partners LP	25,116,909
267,500	MarkWest Energy
	Partners LP	16,250,625
200,000	ONEOK Partners LP	11,480,000
475,610	Plains All American
	Pipeline LP	26,862,453
268,000	Spectra Energy
	Partners LP	10,545,800

The accompanying notes are an integral part of this financial statement.

5

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
March 31, 2013
(UNAUDITED)

		Value
Shares	Description	(Note 1)
352,000	Targa Resources
	Partners LP	$16,199,040
200,000	TC PipeLines LP	9,698,000
182,000	Western Gas Partners LP	10,812,620
382,000	Williams Partners LP	19,787,600
		327,529,433
	■ TELECOMMUNICATION—15.2%
1,708,260	AT&T Inc.(a)(b)	62,676,059
939,200	BCE Inc. (Canada)(a)	43,851,248
1,600,000	CenturyLink Inc.(a)	56,208,000
1,000,000	France Telecom SA
	(France)	10,131,543
3,518,491	Frontier Communications
	Corp.(a)(b)	14,003,594
757,900	Telus Corp. (Canada)	52,339,450
1,380,000	Verizon Communications
	Inc.(a)	67,827,000
1,287,910	Vodafone Group PLC ADR
	(United Kingdom)	36,589,523
4,000,000	Windstream Corp.	31,800,000
		375,426,417
	Total Common Stocks
	(Cost—$2,217,739,037)	2,750,257,429

PREFERRED STOCKS—2.4%

	■ NON-UTILITY—2.4%
710,432	Prologis, Inc.
	7.00% Series O Perpetual	17,753,696
600,000	Realty Income Corp.
	6 5/8% Series F Perpetual	16,002,000
400,000	Regency Centers Corp.
	6 5/8% Series 6 Perpetual	10,588,000
234,900	Vornado Realty Trust
	6 5/8% Series G Perpetual	5,907,735
350,000	Vornado Realty Trust
	6 5/8% Series I Perpetual	8,820,000
		59,071,431
	Total Preferred Stocks
	(Cost—$56,432,977)	59,071,431

BONDS—24.7%

		Value
Par Value	Description	(Note 1)

	■ ELECTRIC, GAS AND WATER—18.0%
$15,000,000	American Water Capital
	Corp. 6.085%,
	due 10/15/17(a)	$17,930,415
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	29,093,306
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19(a)	12,090,242
11,000,000	Cleveland Electric
	Illuminating Co.
	8 7/8%, due 11/15/18(a)	14,632,475
6,750,000	Commonwealth Edison
	Company
	6.95%, due 7/15/18	8,310,357
15,305,000	Consolidated Edison Co.
	of New York
	7 1/8%, due 12/01/18(a)	19,883,032
9,354,000	Dominion Resources Inc.
	6.40%, due 6/15/18(a)	11,569,626
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	9,958,220
4,125,000	Duke Energy Corp.
	6.30%, due 2/01/14	4,316,165
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,994,340
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)(b)	24,827,060
5,000,000	Enterprise Products
	Operating LLC
	6 1/2%, due 1/31/19	6,215,625
12,826,000	EQT Corp.
	8 1/8%, due 6/01/19(a)	15,942,295
14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17(a)	16,871,098
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)	17,735,213
10,000,000	Georgia Power Co.
	5.70%, due 6/01/17(a)	11,816,540
10,618,000	Indiana Michigan Power Co.
	7.00%, due 3/15/19(a)	13,391,613
8,030,000	Kinder Morgan, Inc.
	6.85%, due 2/15/20	10,086,114
14,445,000	Magellan Midstream
	Partners, LP
	6.40%, due 7/15/18(a)	17,559,457

The accompanying notes are an integral part of this financial statement.

6

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
March 31, 2013
(UNAUDITED)

		Value
Par Value	Description	(Note 1)
$5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	$6,428,990
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	13,062,300
10,000,000	National Grid PLC
	(United Kingdom)
	6.30%, due 8/01/16	11,630,490
3,350,000	Nevada Power Co.
	7 1/8%, due 3/15/19	4,334,689
10,345,000	Oncor Electric Delivery
	Co. LLC
	7.00%, due 9/01/22(a)	13,484,004
11,000,000	ONEOK, Inc.
	6.00%, due 6/15/35(a)	12,219,581
6,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	7,518,270
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,927,085
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19(a)	17,785,096
5,000,000	Sempra Energy
	6.15%, due 6/15/18	6,108,280
15,169,000	Sempra Energy
	6 1/2%, due 6/01/16(a)	17,691,741
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	8,303,264
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29(a)	11,302,485
2,615,000	Spectra Energy
	6 3/4%, due 7/15/18	3,082,280
7,000,000	Spectra Energy
	6.20%, due 4/15/18	8,464,463
9,140,000	TransCanada PipeLines
	Ltd. (Canada)
	7 1/8%, due 1/15/19	11,645,713
14,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17(a)	17,313,175
		443,525,099

		Value
Par Value	Description	(Note 1)
	■ TELECOMMUNICATION—6.0%
$10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30(a)	$12,906,160
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28(a)	14,884,065
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	11,789,723
15,000,000	Koninklijke KPN NV
	(Netherlands)
	8 3/8%, due 10/01/30(a)(b) .	19,694,850
10,311,000	Rogers Wireless Inc.
	(Canada)
	7 1/2%, due 3/15/15(a)	11,622,776
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15(a)	11,816,590
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	6,782,700
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	5,633,716
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14(a)	24,859,309
15,500,000	Verizon Global Funding
	Corp.
	7 3/4%, due 12/01/30(a)(b) .	21,231,931
5,000,000	Vodafone Group PLC
	(United Kingdom)
	7 7/8%, due 2/15/30	7,071,875
		148,293,695
	■ NON-UTILITY—0.7%
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	11,450,832
200,000	Vornado Realty LP
	7 7/8%, due 10/01/39	5,424,000
		16,874,832
	Total Bonds
	(Cost—$560,034,012)	608,693,626

TOTAL INVESTMENTS—138.6% (Cost—$2,834,206,026)	3,418,022,486
Borrowings—(35.0%)	(861,800,000)
Other Assets Less Liabilities—(3.6%)	(90,302,706)
Net Assets Applicable to Common Stock—100.0%	$2,465,919,780

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of this financial statement.

7

Note 1. Security Valuation

     The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. For more information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements contained in its annual report. The following is a summary of the inputs used to value each of the Fund’s investments at March 31, 2013:

	Level 1	Level 2
Common stocks & MLP interests	$2,750,257,429	—
Preferred stocks	59,071,431	—
Bonds	—	$608,693,626
Total	$2,809,328,860	$608,693,626

     There were no Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at March 31, 2013.

Note 2. Federal Tax Cost

     At December 31, 2012, the Fund’s most recent fiscal tax year end, the federal tax cost of investments and aggregate gross unrealized appreciation (depreciation) were as follows:

	Unrealized	Unrealized	Net Unrealized
Federal Tax Cost	Appreciation	Depreciation	Appreciation
$2,829,584,310	$486,125,276	$139,095,106	$347,030,170

     The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the tax deferral of wash sales losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     Other information regarding the Fund is available on the Fund’s website at www.dnpselectincome.com or the Securities and Exchange Commission’s website at www.sec.gov.

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Board of Directors

DAVID J. VITALE
Chairman

NANCY LAMPTON
Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

DNP Select Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, IL 60606 (312) 368-5510

Shareholder inquiries please contact:

Transfer Agent and
Dividend Disbursing
Agent

Computershare
250 Royall Street
Canton, MA 02021
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606 (312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, KY 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, IL 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain
President and Chief Executive Officer

Date	May 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain
President and Chief Executive Officer

Date	May 14, 2013

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer (principal financial officer) and Assistant Secretary

Date	May 14, 2013